                                                                    EXHIBIT 24

                               POWER OF ATTORNEY

         I, John K. Casey, Vice Chairman, Chief Financial Officer and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ John K. Casey
                                        -----------------
                                        John K. Casey

                               POWER OF ATTORNEY

         I, R. David Thomas, Senior Chairman of the Board and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ R. David Thomas
                                        -------------------
                                        R. David Thomas

                               POWER OF ATTORNEY

         I, James W. Near, Chairman of the Board, Chief Executive Officer and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ James W. Near
                                        -----------------
                                        James W. Near

                               POWER OF ATTORNEY

         I, Gordon F. Teter, President, Chief Operating Officer and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ Gordon F. Teter
                                        -------------------
                                        Gordon F. Teter

                               POWER OF ATTORNEY

         I, Ronald E. Musick, Executive Vice President and Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ Ronald E. Musick
                                        --------------------
                                        Ronald E. Musick

                               POWER OF ATTORNEY

         I, Lawrence A. Laudick, Vice President, General Controller and Assistant Secretary of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey and Lawrence E. Schauf my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ Lawrence A. Laudick
                                        -----------------------
                                        Lawrence A. Laudick

                               POWER OF ATTORNEY

         I, W. Clay Hamner, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ W. Clay Hamner
                                        ------------------
                                        W. Clay Hamner

                               POWER OF ATTORNEY

         I, Ernest S. Hayeck, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ Ernest S. Hayeck
                                        --------------------
                                        Ernest S. Hayeck

                               POWER OF ATTORNEY

         I, Janet Hill, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ Janet Hill
                                        --------------
                                        Janet Hill

                               POWER OF ATTORNEY

         I, Thomas F. Keller, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ Thomas F. Keller
                                        --------------------
                                        Thomas F. Keller

                               POWER OF ATTORNEY

         I, Fielden B. Nutter, Sr., Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ Fielden B. Nutter, Sr.
                                        --------------------------
                                        Fielden B. Nutter, Sr.

                               POWER OF ATTORNEY

         I, James V. Pickett, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ James V. Pickett
                                        --------------------
                                        James V. Pickett

                               POWER OF ATTORNEY

         I, Arthur I. Vorys, Director of Wendy's International, Inc. (the "Company"), do hereby constitute and appoint John K. Casey, Lawrence E. Schauf and Lawrence A. Laudick my true and lawful attorneys and agents, each with full power of substitution, to do any and all acts and things in my name and on my behalf in my capacity as such director and/or officer of the Company and to execute any and all instruments for me and in my name in such capacity, which said attorneys or agents, or any of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of a Registration Statement on Form S-3 relating to the offering from time to time of up to $200,000,000 aggregate principle amount of debt securities, including specifically but without limitation, power and authority to sign for me in my name in such capacity as a director and/or officer for the Company, any and all amendments (including post-effective amendments) to such Registration Statement; and I do hereby ratify and confirm all that said attorneys and agents, or their substitute or substitutes, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto signed my name as of the 20th day of December, 1994.


                                        /s/ Arthur I. Vorys
                                        -------------------
                                        Arthur I. Vorys